

GTJ REIT, Inc.
GTJ GP, LLC
Wu/Lighthouse Portfolio, LLC Partners
1% GP
65.71% LP
33.29% LP
GTJ Realty, LP
Farm Springs
49-19 Rockaway
165-25 147th Ave
85-01 24th Ave
114-15 Guy Brewer
23-85 87th St.
612 Wortman
15 Progress
466 Bridgeport
470 Bridgeport
950 Bridgeport
12 Cascade
15 Executive
25 Executive
35 Executive
22 Marsh Hill
269 Lambert
8 Slater
103 Fairview
412 Fairview
401 Fieldcrest
404 Fieldcrest
36 Midland
100-110 Midland
112 Midland
199 Ridgewood
203 Ridgewood
100 American
200 American
300 American
400 American
500 American